Derivative Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments [Abstract]
Derivative Instruments

Note Thirteen – Derivative Instruments

            During 2005 and 2006, the Company entered into interest rate floors with a total notional value of $600 million, seven of which (total notional amount of $500 million) were designated as cash flow hedges.  These derivative instruments provided the Company protection against the impact of declining interest rates on future income streams from the Company’s portfolio of $500 million of variable-rate loans outstanding.  The interest rate floors had maturities between May 2008 and June 2011 and strike rates ranging from 6.00% to 8.00%.  During 2008, interest rate floors with a total notional value of $150 million matured.  The remaining interest rate floors with a total notional value of $450 million were sold during 2008.  The gains from the sales of $16.8 million were recognized over the remaining lives of the various hedged loans and expired in June 2011.

As of December 31, 2012 and December 31, 2011, the Company has derivative financial instruments not included in hedge relationships.  These derivatives consist of interest rate swaps used for interest rate management purposes and derivatives executed with commercial banking customers to facilitate their interest rate management strategies.

            The following table summarizes the fair value of these derivative instruments at December 31, 2012 and December 31, 2011:

	2012	2011

Fair Value:
Other Assets	$14,012	$11,541
Other Liabilities	14,012	11,541

            The following table summarizes the change in fair value of these derivative instruments for the years ended December 31, 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011	2010

Change in Fair Value:
Other income - derivative asset	$1,921	$8,241	$1,479
Other income - derivative liability	(1,921)	(8,241)	(1,479)